EXHIBIT 99(a)
                          Form of Flemington Proxy Card
                                  [Front Side]

                 THE FLEMINGTON NATIONAL BANK AND TRUST COMPANY
                                     PROXY
             SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ______, 1996
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints ___________________________ and ______________________, and each of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of The Flemington National Bank and Trust Company (the "Bank") that the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Bank to be held at ______________ ______________, New Jersey _____________, on _____________, ____________, 1996
at 9:30 a.m., prevailing time, and at any adjournment or postponement thereof, upon the matter set forth on the reverse side and described in the accompanying Proxy Statement-Prospectus and, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof. The said proxies and their substitutes shall vote or abstain as directed on the reverse hereof, or, in the absence of such direction, FOR the proposal set forth on the reverse hereof.


                  (Continued, and to be signed, on other side)

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                                 [Reverse Side]

     Proposal to approve the Agreement and Plan of Merger, dated as of August 1, 1995, among UJB Financial Corp., United Jersey Bank and The Flemington National Bank and Trust Company ("Flemington") and the transactions contemplated thereby, which Agreement provides for the Merger of Flemington with and into United Jersey Bank.

                           FOR      AGAINST    ABSTAIN
                           [ ]        [ ]        [ ]

     The undersigned acknowledges receipt of the Proxy Statement-Prospectus of The Flemington National Bank and Trust Company and UJB Financial Corp. dated ___________, 1996.

                                            Dated_______________________, 1996

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                                                 Signature if held jointly

                                            Note: Please sign above exactly as
                                            your name appears hereon. Joint
                                            owners should each sign. When
                                            signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title as such.

     THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE.